Exhibit 99.1

FOR IMMEDIATE RELEASE

FOR:	PMC COMMERCIAL TRUST	CONTACT:	Investor Relations
	17950 Preston Road, Suite 600		972-349-3235
	Dallas, TX 75252		www.pmctrust.com

PMC COMMERCIAL TRUST DECLARES SPECIAL DIVIDEND AND ANNOUNCES

THAT IT WILL TRANSFER TO NASDAQ GLOBAL MARKET

PMC Commercial Trust

NYSE MKT (Symbol: “PCC”)

www.pmctrust.com

Dallas, Texas	February 28, 2014

PMC Commercial Trust, a real estate investment trust (“PMC Commercial”), announced today that its Board of Trust Managers has declared a special cash dividend (the “Special Dividend”) in connection with the anticipated closing of the proposed merger with CIM Urban REIT, LLC (“CIM REIT”). The Special Dividend will be payable on the tenth business day after the effective time of the merger to PMC Commercial shareholders of record as of the close of business on the last business day prior to the effective time of the merger. The proposed merger is currently expected to close on March 11, 2014.

The Special Dividend will be equal to the sum of (i) $5.50 per common share, plus (ii) the portion of PMC Commercial’s regular quarterly dividend, $0.125 per common share, accrued pro rata through the last business day prior to the effective time of the merger. Consistent with Exchange policy for extraordinary dividends, the common shares will continue to be quoted without giving effect to the Special Dividend through the dividend payment date, after which the shares will trade on an ex-dividend basis. As a result of this policy, purchasers of the common shares after the record date and prior to the “ex” date will be entitled to receive a redeemable “due bill” equal in value to the Special Dividend.

PMC Commercial also announced today that it intends to list its shares on the NASDAQ Global Market and will therefore withdraw its common shares from listing on the NYSE MKT. The NASDAQ Stock Market has approved PMC Commercial’s application to list its common shares on the NASDAQ Global Market, and it is expected that PMC Commercial’s common shares will commence trading on the NASDAQ Global Market on the first business day after the closing of the proposed merger. The common shares will trade under the symbol “PMCT” on the NASDAQ Global Market.

Important Additional Information and Where To Find It

This communication is not a substitute for the Registration Statement on Form S-4 (File No. 333-190934) that PMC Commercial filed with the SEC in connection with the proposed merger with CIM REIT and their respective subsidiaries, or PMC Commercial’s definitive Proxy Statement/Prospectus dated December 30, 2013, or the Supplement to definitive Proxy Statement/Prospectus dated January 31, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND RELATED SUPPLEMENT, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS.

Investors and security holders may obtain free copies of the Proxy Statement/Prospectus, Supplement and other documents filed with the SEC by PMC Commercial through the web site maintained by the SEC at www.sec.gov and that maintained by PMC Commercial Trust at www.pmctrust.com.

In addition, investors and security holders may obtain free copies of the Proxy Statement/Prospectus and Supplement from PMC Commercial by contacting PMC Commercial Trust, Attn: Investor Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.

Forward-Looking Statements

The information set forth herein (including information included or referenced herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934), which reflect PMC Commercial’s and CIM REIT’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the proposed merger and other transactions will be consummated.

Factors that could cause actual results to differ from those included in forward-looking statements are contained in PMC Commercial’s filings with the SEC, which are available at the SEC’s website at www.sec.gov and on PMC Commercial’s website at www.pmctrust.com, including those set forth in PMC Commercial’s Proxy Statement/Prospectus dated December 30, 2013, Supplement to Proxy Statement/Prospectus dated January 31, 2014, Annual Report on Form 10-K for the year ended December 31, 2012 and Periodic Report on Form 10-Q for the quarter ending September 30, 2013. PMC Commercial and CIM REIT disclaim any obligation to update and revise statements contained herein or the materials referenced herein based on new information or otherwise.